EXHIBIT 4.1

      COMMON STOCK                                            COMMON STOCK

                                   [VIGNETTE]

  NUMBER                                                              SHARES

MMR

   Incorporated under the laws                      CUSIP____________
   of the State of Delaware                  See Reverse for Certain Definitions


                             McMoRan EXPLORATION CO.

THIS IS TO CERTIFY THAT





IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF ONE CENT ($0.1) PER SHARE, OF THE COMMON STOCK OF McMoRan Exploration Co., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated                      [SEAL OF MCMORAN EXPLORATION CO.]

COUNTERSIGNED AND REGISTERED:
         MELLON SECURITIES TRUST COMPANY

                   Transfer Agent            /s/ James R. Moffett
                      and Registrar          ------------------------------
                                                Co-Chairman of the Board


By:                                         /s/ Michael C. Kilanowski, Jr.
                  Authorized Signature      --------------------------------
                                               Secretary

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT         Custodian
TEN ENT - as tenants by the entireties                        (Cust) (Minor)
JT TEN -  as joint tenants with right                    under Uniform Gifts
          of survivorship and not as                     to Minors Act _________
          tenants in common                                              State)

         Additional abbreviation may also be used though not in the above list.

For value received, _______________ hereby sell, assign and transfer unto


-----------------------------
Please insert social security or other
    identifying number of assignee

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(Please print or typewrite name and address, including zip code, of assignee)

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________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

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NOTICE:           THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                  NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN ANY APPROVED SIGNATURE GUARANTEED MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad - 15.

This certificate also evidences certain Rights as set forth in a Rights Agreement between McMoRan Exploration Co. and Mellon Securities Trust Company, as Rights Agent dated as of October __, 1998 and as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be evidenced by separate certificates and no longer be evidenced by this certificate, may be redeemed or exchanged or may expire. As set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may be null and void.